HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2006 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2006		Apr. 30, 2006		Jul. 31, 2006		Oct. 31, 2006		Oct. 31, 2006

Net revenue: (a)
Enterprise Storage and Servers	$4,217		$4,242		$4,108		$4,644		$17,211
HP Services	3,752		3,881		3,878		4,067		15,578
HP Software	332		364		353		388		1,437
Technology Solutions Group	8,301		8,487		8,339		9,099		34,226
Personal Systems Group	7,449		6,977		6,917		7,823		29,166
Imaging and Printing Group	6,545		6,724		6,234		7,283		26,786
HP Financial Services	496		518		519		545		2,078
Corporate Investments	129		122		155		160		566
Total segments	22,920		22,828		22,164		24,910		92,822
Eliminations of intersegment net revenue and other	(261)		(274)		(274)		(355)		(1,164)
Total HP Consolidated	$22,659		$22,554		$21,890		$24,555		$91,658

Earnings (Loss) from operations: (a)		Op %		Op %		Op %		Op %		Op %
Enterprise Storage and Servers	$338	8.0%	$350	8.3%	$328	8.0%	$541	11.6%	$1,557	9.0%
HP Services	295	7.9%	341	8.8%	361	9.3%	501	12.3%	1,498	9.6%
HP Software	(5)	-1.5%	(21)	-5.8%	(16)	-4.5%	25	6.4%	(17)	-1.2%
Technology Solutions Group	628	7.6%	670	7.9%	673	8.1%	1,067	11.7%	3,038	8.9%
Personal Systems Group	293	3.9%	248	3.6%	275	4.0%	336	4.3%	$1,152	3.9%
Imaging and Printing Group	973	14.9%	1,041	15.5%	884	14.2%	1,080	14.8%	3,978	14.9%
HP Financial Services	38	7.7%	39	7.5%	35	6.7%	35	6.4%	147	7.1%
Corporate Investments	(33)	-25.6%	(49)	-40.2%	(33)	-21.3%	(36)	-22.5%	(151)	-26.7%
Total segments	1,899		1,949		1,834		2,482		8,164
Corporate and unallocated costs and eliminations	(72)		(50)		(53)		(156)		(331)
Unallocated costs related to certain stock-based compensation expense	(123)		(103)		(113)		(120)		(459)
Amortization of purchased intangible assets	(147)		(151)		(153)		(153)		(604)
In-process research and development charges	(50)		(2)		--		--		(52)
Restructuring	(15)		14		(5)		(152)		(158)
Interest and other, net	36		163		228		204		631
Total HP Consolidated Earnings Before Taxes	$1,528		$1,820		$1,738		$2,105		$7,191

AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2006		Apr. 30, 2006		Jul. 31, 2006		Oct. 31, 2006		Oct.31, 2006

Net revenue:
Enterprise Storage and Servers	$4,240		$4,265		$4,133		$4,670		$17,308
HP Services	3,757		3,892		3,888		4,080		15,617
HP Software	304		330		318		349		1,301
Technology Solutions Group	8,301		8,487		8,339		9,099		34,226
Personal Systems Group	7,449		6,977		6,917		7,823		29,166
Imaging and Printing Group	6,545		6,724		6,234		7,283		26,786
HP Financial Services	496		518		519		545		2,078
Corporate Investments	129		122		155		160		566
Total segments	22,920		22,828		22,164		24,910		92,822
Elimination of intersegment net revenue and other	(261)		(274)		(274)		(355)		(1,164)
Total HP Consolidated net revenue	$22,659		$22,554		$21,890		$24,555		$91,658
Earnings (Loss) from operations:		Op %		Op %		Op %		Op %		Op %
Enterprise Storage and Servers	$326	7.7%	$322	7.5%	$296	7.2%	$502	10.7%	$1,446	8.4%
HP Services	293	7.8%	345	8.9%	364	9.4%	505	12.4%	1,507	9.6%
HP Software	9	3.0%	3	0.9%	13	4.1%	60	17.2%	85	6.5%
Technology Solutions Group	628	7.6%	670	7.9%	673	8.1%	1,067	11.7%	3,038	8.9%
Personal Systems Group	293	3.9%	248	3.6%	275	4.0%	336	4.3%	$1,152	3.9%
Imaging and Printing Group	973	14.9%	1,041	15.5%	884	14.2%	1,080	14.8%	3,978	14.9%
HP Financial Services	38	7.7%	39	7.5%	35	6.7%	35	6.4%	147	7.1%
Corporate Investments	(33)	-25.6%	(49)	-40.2%	(33)	-21.3%	(36)	-22.5%	(151)	-26.7%
Total segments	1,899		1,949		1,834		2,482		8,164

Corporate and unallocated costs and eliminations	(72)		(50)		(53)		(156)		(331)

Unallocated costs related to certain stock-based compensation expense	(123)		(103)		(113)		(120)		(459)
Amortization of purchased intangible assets	(147)		(151)		(153)		(153)		(604)
In-process research and development charges	(50)		(2)		--		--		(52)
Restructuring	(15)		14		(5)		(152)		(158)
Interest and other, net	36		163		228		204		631
Total HP Consolidated Earnings Before Taxes	$1,528		$1,820		$1,738		$2,105		$7,191

VARIANCE
	Three months ended								Twelve months ended
	Jan. 31, 2006		Apr. 30, 2006		Jul. 31, 2006		Oct.31, 2006		Oct.31, 2006

Net revenue:
Enterprise Storage and Servers	$(23)		$(23)		$(25)		$(26)		$(97)
HP Services	(5)		(11)		(10)		(13)		(39)
HP Software	28		34		35		39		136
Technology Solutions Group	--		--		--		--		--
Personal Systems Group	--		--		--		--		--
Imaging and Printing Group	--		--		--		--		--
HP Financial Services	--		--		--		--		--
Corporate Investments	--		--		--		--		--
Total segments	--		--		--		--		--
Eliminations of intersegment net revenue and other	--		--		--		--		--
Total HP Consolidated	$--		$--		$--		$--		$--
Earnings (Loss) from operations:		Op %		Op %		Op %		Op %		Op %
Enterprise Storage and Servers	$12	0.3%	$28	0.8%	$32	0.8%	$39	0.9%	$111	0.6%
HP Services	2	0.1%	(4)	-0.1%	(3)	-0.1%	(4)	-0.1%	(9)	--
HP Software	(14)	-4.5%	(24)	-6.7%	(29)	-8.6%	(35)	-10.8%	(102)	-7.7%
Technology Solutions Group	--	--		--	--	--	--	--	--	--
Personal Systems Group	--	--		--	--	--	--	--	--	--
Imaging and Printing Group	--	--		--	--	--	--	--	--	--
HP Financial Services	--	--		--	--	--	--	--	--	--
Corporate Investments	--	--	--	--	--	--	--	--	--	--
Total segments	--		--		--		--		--
Corporate and unallocated costs and eliminations	--		--		--		--		--
Unallocated costs related to certain stock-based compensation expense	--		--		--		--		--
Amortization of purchased intangible assets	--		--		--		--		--
In-process research and development charges	--		--		--		--		--
Restructuring	--		--		--		--		--
Interest and other, net	--		--		--		--		--
Total HP Consolidated Earnings Before Taxes	$--		$--		$--		$--		$--

(a)     Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2006, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2007 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2007		Apr. 30, 2007		Jul. 31, 2007		Oct. 31, 2007		Oct. 31, 2007

Net revenue: (a)

Enterprise Storage and Servers	$4,421		$4,594		$4,516		$5,108		$18,639
HP Services	3,932		4,125		4,165		4,348		16,570
HP Software	598		568		606		759		2,531
Technology Solutions Group	8,951		9,287		9,287		10,215		37,740
Personal Systems Group	8,719		8,663		8,894		10,133		36,409
Imaging and Printing Group	6,999		7,161		6,751		7,554		28,465
HP Financial Services	547		550		582		657		2,336
Corporate Investments	157		175		220		210		762
Total segments	25,373		25,836		25,734		28,769		105,712
Eliminations of intersegment net revenue and other	(291)		(302)		(357)		(476)		(1,426)
Total HP Consolidated	$25,082		$25,534		$25,377		$28,293		$104,286

Earnings (Loss) from operations: (a)		Op %		Op %		Op %		Op %		Op %
Enterprise Storage and Servers	$453	10.2%	$452	9.8%	$507	11.2%	$736	14.4%	$2,148	11.5%
HP Services	406	10.3%	449	10.9%	417	10.0%	515	11.8%	1,787	10.8%
HP Software	18	3.0%	7	1.2%	51	8.4%	145	19.1%	221	8.7%
Technology Solutions Group	877	9.8%	908	9.8%	975	10.5%	1,396	13.7%	4,156	11.0%
Personal Systems Group	414	4.7%	417	4.8%	519	5.8%	589	5.8%	$1,939	5.3%
Imaging and Printing Group	1,073	15.3%	1,167	16.3%	981	14.5%	1,094	14.5%	4,315	15.2%
HP Financial Services	32	5.9%	36	6.5%	39	6.7%	48	7.3%	155	6.6%
Corporate Investments	(29)	-18.5%	(18)	-10.3%	(5)	-2.3%	(5)	-2.4%	(57)	-7.5%
Total segments	2,367		2,510		2,509		3,122		10,508
Corporate and unallocated costs and eliminations	(66)		(75)		(101)		(197)		(439)
Unallocated costs related to certain stock-based compensation expense	(140)		(131)		(114)		(122)		(507)
Amortization of purchased intangible assets	(201)		(212)		(183)		(187)		(783)
In-process research and development charges	(167)		(19)		--		(4)		(190)
Restructuring	41		(453)		5		20		(387)
Pension curtailments and pension settlements, net	9		508		--		--		517
Interest and other, net	121		100		170		67		458
Total HP Consolidated Earnings Before Taxes	$1,964		$2,228		$2,286		$2,699		$9,177

AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2007		Apr. 30, 2007		Jul. 31, 2007		Oct. 31, 2007		Oct. 31, 2007

Net revenue:

Enterprise Storage and Servers	$4,453		$4,619		$4,547		$5,150		$18,769
HP Services	3,948		4,145		4,186		4,367		16,646
HP Software	550		523		554		698		2,325
Technology Solutions Group	8,951		9,287		9,287		10,215		37,740
Personal Systems Group	8,719		8,663		8,894		10,133		36,409
Imaging and Printing Group	6,999		7,161		6,751		7,554		28,465
HP Financial Services	547		550		582		657		2,336
Corporate Investments	157		175		220		210		762
Total segments	25,373		25,836		25,734		28,769		105,712
Eliminations of intersegment net revenue and other	(291)		(302)		(357)		(476)		(1,426)
Total HP Consolidated net revenue	$25,082		$25,534		$25,377		$28,293		$104,286

Earnings (Loss) from operations:		Op %		Op %		Op %		Op %		Op %
Enterprise Storage and Servers	$416	9.3%	$407	8.8%	$464	10.2%	$693	13.5%	$1,980	10.5%
HP Services	414	10.5%	459	11.1%	430	10.3%	526	12.0%	1,829	11.0%
HP Software	47	8.5%	42	8.0%	81	14.6%	177	25.4%	347	14.9%
Technology Solutions Group	877	9.8%	908	9.8%	975	10.5%	1,396	13.7%	4,156	11.0%
Personal Systems Group	414	4.7%	417	4.8%	519	5.8%	589	5.8%	$1,939	5.3%
Imaging and Printing Group	1,073	15.3%	1,167	16.3%	981	14.5%	1,094	14.5%	4,315	15.2%
HP Financial Services	32	5.9%	36	6.5%	39	6.7%	48	7.3%	155	6.6%
Corporate Investments	(29)	-18.5%	(18)	-10.3%	(5)	-2.3%	(5)	-2.4%	(57)	-7.5%
Total segments	2,367		2,510		2,509		3,122		10,508
Corporate and unallocated costs and eliminations	(66)		(75)		(101)		(197)		(439)
Unallocated costs related to certain stock-based compensation expense	(140)		(131)		(114)		(122)		(507)
Amortization of purchased intangible assets	(201)		(212)		(183)		(187)		(783)
In-process research and development charges	(167)		(19)		--		(4)		(190)
Restructuring	41		(453)		5		20		(387)
Pension curtailments and pension settlements, net	9		508		--		--		517
Interest and other, net	121		100		170		67		458
Total HP Consolidated Earnings Before Taxes	$1,964		$2,228		$2,286		$2,699		$9,177

VARIANCE
	Three months ended								Twelve months ended
	Jan. 31, 2007		Apr. 30, 2007		Jul. 31, 2007		Oct. 31, 2007		Oct. 31, 2007

Net revenue:

Enterprise Storage and Servers	$(32)		$(25)		$(31)		$(42)		$(130)
HP Services	(16)		(20)		(21)		(19)		(76)
HP Software	48		45		52		61		206
Technology Solutions Group	--		--		--		--		--
Personal Systems Group	--		--		--		--		--
Imaging and Printing Group	--		--		--		--		--
HP Financial Services	--		--		--		--		--
Corporate Investments	--		--		--		--		--
Total segments	--		--		--		--		--
Eliminations of intersegment net revenue and other	--		--		--		--		--
Total HP Consolidated	$--		$--		$--		$--		$--

Earnings (Loss) from operations:		Op %		Op %		Op %		Op %		Op %
Enterprise Storage and Servers	$37	0.9%	$45	1.0%	$43	1.0%	$43	0.9%	$168	1.0%
HP Services	(8)	-0.2%	(10)	-0.2%	(13)	-0.3%	(11)	-0.2%	(42)	-0.2%
HP Software	(29)	-5.5%	(35)	-6.8%	(30)	-6.2%	(32)	-6.3%	(126)	-6.2%
Technology Solutions Group	--	--	--	--	--	--	--	--	--	--
Personal Systems Group	--	--	--	--	--	--	--	--	--	--
Imaging and Printing Group	--	--	--	--	--	--	--	--	--	--
HP Financial Services	--	--	--	--	--	--	--	--	--	--
Corporate Investments	--	--	--	--	--	--	--	--	--	--
Total segments	--		--		--		--		--
Corporate and unallocated costs and eliminations	--		--		--		--		--
Unallocated costs related to certain stock-based compensation expense	--		--		--		--		--
Amortization of purchased intangible assets	--		--		--		--		--
In-process research and development charges	--		--		--		--		--
Restructuring	--		--		--		--		--
Pension curtailments and pension settlements, net	--		--		--		--		--
Interest and other, net	--		--		--		--		--
Total HP Consolidated Earnings Before Taxes	$--		$--		$--		$--		$--

(a)     Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2006 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2006	Apr. 30, 2006	Jul. 31, 2006	Oct. 31, 2006	Oct. 31, 2006	Jan. 31, 2006	Apr. 30, 2006	Jul. 31, 2006	Oct. 31, 2006	Oct. 31, 2006	Jan. 31, 2006	Apr. 30, 2006	Jul. 31, 2006	Oct. 31, 2006	Oct.31, 2006

Net revenue:(a)

Industry Standard Servers	$2,448	$2,413	$2,427	$2,694	$9,982	$2,448	$2,413	$2,427	$2,694	$9,982	$--	$--	$--	$--	$--
Business Critical Systems	906	920	831	997	3,654	906	920	833	997	3,656	--	--	(2)	--	(2)
Storage	863	909	850	953	3,575	886	932	873	979	3,670	(23)	(23)	(23)	(26)	(95)
Enterprise Storage and Servers	4,217	4,242	4,108	4,644	17,211	4,240	4,265	4,133	4,670	17,308	(23)	(23)	(25)	(26)	(97)
Technology Services	2,059	2,059	2,039	2,089	8,246	2,081	2,086	2,064	2,117	8,348	(22)	(27)	(25)	(28)	(102)
Outsourcing Services	1,015	1,075	1,120	1,189	4,399	1,011	1,070	1,116	1,185	4,382	4	5	4	4	17
Consulting & Integration	678	747	719	789	2,933	665	736	708	778	2,887	13	11	11	11	46
HP Services	3,752	3,881	3,878	4,067	15,578	3,757	3,892	3,888	4,080	15,617	(5)	(11)	(10)	(13)	(39)
Business technology optimization(b)	201	226	213	249	889	205	228	215	251	899	(4)	(2)	(2)	(2)	(10)
Other(b)	131	138	140	139	548	99	102	103	98	402	32	36	37	41	146
HP Software	332	364	353	388	1,437	304	330	318	349	1,301	28	34	35	39	136
Technology Solutions Group	8,301	8,487	8,339	9,099	34,226	8,301	8,487	8,339	9,099	34,226	--	--	--	--	--
Notebooks	2,955	2,816	2,769	3,465	12,005	2,954	2,815	2,768	3,463	12,000	1	1	1	2	5
Desktops	3,859	3,577	3,522	3,683	14,641	3,854	3,569	3,515	3,675	14,613	5	8	7	8	28
Workstations	329	338	339	362	1,368	329	338	339	362	1,368	--	--	--	--	--
Handhelds	221	136	147	146	650	216	129	136	139	620	5	7	11	7	30
Other	85	110	140	167	502	96	126	159	184	565	(11)	(16)	(19)	(17)	(63)
Personal Systems Group	7,449	6,977	6,917	7,823	29,166	7,449	6,977	6,917	7,823	29,166	--	--	--	--	--
Commercial hardware	1,614	1,701	1,598	1,804	6,717	1,655	1,739	1,632	1,873	6,899	(41)	(38)	(34)	(69)	(182)
Consumer hardware	1,238	1,028	909	1,310	4,485	1,223	1,015	893	1,296	4,427	15	13	16	14	58
Supplies	3,693	3,995	3,727	4,169	15,584	3,652	3,957	3,693	4,100	15,402	41	38	34	69	182
Other	--	--	--	--	--	15	13	16	14	58	(15)	(13)	(16)	(14)	(58)
Imaging and Printing Group	6,545	6,724	6,234	7,283	26,786	6,545	6,724	6,234	7,283	26,786	--	--	--	--	--
HP Financial Services	496	518	519	545	2,078	496	518	519	545	2,078	--	--	--	--	--
Corporate Investments	129	122	155	160	566	129	122	155	160	566	--	--	--	--	--
Total segments	22,920	22,828	22,164	24,910	92,822	22,920	22,828	22,164	24,910	92,822	--	--	--	--	--
Eliminations of intersegment net revenue and other	(261)	(274)	(274)	(355)	(1,164)	(261)	(274)	(274)	(355)	(1,164)	--	--	--	--	--
Total HP Consolidated net revenue	$22,659	$22,554	$21,890	$24,555	$91,658	$22,659	$22,554	$21,890	$24,555	$91,658	$--	$--	$--	$--	$--

(a)     Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2006, the reclassifications resulted in the transfer of revenue among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. In addition, revenue was transferred among the business units within the Imaging and Printing Group and among the business units within the Personal Systems Group, but there was no change to the previously reported revenue for either segment as a whole. There was no impact on the previously reported financial results for the HP Financial Services and Corporate Investments segments.

(b)     The OpenView business unit was renamed as “Business Technology Optimization” and the OpenCall and Other business unit was renamed as “Other” effective in fiscal 2008. The renamed “Other” business unit includes primarily the OpenCall and Business Information Optimization products.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2007 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
					Twelve					Twelve					Twelve
					months					months					months
	Three months ended				ended	Three months ended				ended	Three months ended				ended
	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007

Net revenue:(a)

Industry standard servers	$2,689	$2,818	$2,814	$3,059	$11,380	$2,689	$2,818	$2,814	$3,059	$11,380	$--	$--	$--	$--	$--
Business critical systems	846	862	811	1,034	3,553	848	862	811	1,043	3,564	(2)	--	--	(9)	(11)
Storage	886	914	891	1,015	3,706	916	939	922	1,048	3,825	(30)	(25)	(31)	(33)	(119)
Enterprise Storage and Servers	4,421	4,594	4,516	5,108	18,639	4,453	4,619	4,547	5,150	18,769	(32)	(25)	(31)	(42)	(130)
Technology services	2,062	2,120	2,128	2,229	8,539	2,093	2,155	2,164	2,266	8,678	(31)	(35)	(36)	(37)	(139)
Outsourcing services	1,129	1,200	1,239	1,271	4,839	1,125	1,195	1,234	1,267	4,821	4	5	5	4	18
Consulting and integration	741	805	798	848	3,192	730	795	788	834	3,147	11	10	10	14	45
HP Services	3,932	4,125	4,165	4,348	16,570	3,948	4,145	4,186	4,367	16,646	(16)	(20)	(21)	(19)	(76)
Business technology optimization(b)	460	437	487	620	2,004	457	434	481	616	1,988	3	3	6	4	16
Other(b)	138	131	119	139	527	93	89	73	82	337	45	42	46	57	190
HP Software	598	568	606	759	2,531	550	523	554	698	2,325	48	45	52	61	206
Technology Solutions Group	8,951	9,287	9,287	10,215	37,740	8,951	9,287	9,287	10,215	37,740	--	--	--	--	--
Notebooks	4,146	4,086	4,254	5,164	17,650	4,144	4,084	4,253	5,161	17,642	2	2	1	3	8
Desktops	3,821	3,913	3,933	4,222	15,889	3,812	3,904	3,924	4,210	15,850	9	9	9	12	39
Workstations	405	402	441	473	1,721	405	402	441	473	1,721	--	--	--	--	--
Handhelds	191	116	116	108	531	183	105	105	97	490	8	11	11	11	41
Other	156	146	150	166	618	175	168	171	192	706	(19)	(22)	(21)	(26)	(88)
Personal Systems Group	8,719	8,663	8,894	10,133	36,409	8,719	8,663	8,894	10,133	36,409	--	--	--	--	--
Commercial hardware	1,616	1,709	1,658	1,880	6,863	1,689	1,786	1,738	1,968	7,181	(73)	(77)	(80)	(88)	(318)
Consumer hardware	1,241	1,008	996	1,251	4,496	1,227	996	982	1,237	4,442	14	12	14	14	54
Supplies	4,142	4,444	4,097	4,423	17,106	4,069	4,367	4,017	4,335	16,788	73	77	80	88	318
Other	--	--	--	--	--	14	12	14	14	54	(14)	(12)	(14)	(14)	(54)
Imaging and Printing Group	6,999	7,161	6,751	7,554	28,465	6,999	7,161	6,751	7,554	28,465	--	--	--	--	--
HP Financial Services	547	550	582	657	2,336	547	550	582	657	2,336	--	--	--	--	--
Corporate Investments	157	175	220	210	762	157	175	220	210	762	--	--	--	--	--
Total segments	25,373	25,836	25,734	28,769	105,712	25,373	25,836	25,734	28,769	105,712	--	--	--	--	--
Eliminations of intersegment net revenue and other	(291)	(302)	(357)	(476)	(1,426)	(291)	(302)	(357)	(476)	(1,426)	--	--	--	--	--
Total HP Consolidated net revenue	$25,082	$25,534	$25,377	$28,293	$104,286	$25,082	$25,534	$25,377	$28,293	$104,286	$--	$--	$--	$--	$--

(a)     Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. In addition, revenue was transferred among the business units within the Imaging and Printing Group and among the business units within the Personal Systems Group, but there was no change to the previously reported revenue for either segment as a whole. There was no impact on the previously reported financial results for the HP Financial Services and Corporate Investments segments.

(b)     The OpenView business unit was renamed as “Business Technology Optimization” and the OpenCall and Other business unit was renamed as “Other” effective in fiscal 2008. The renamed “Other” business unit includes primarily the OpenCall and Business Information Optimization products.